EXHIBIT 99

                                                         September 9, 2002

                               $1,216,359,000
                               (Approximate)
                       GSR Mortgage Loan Trust 2002-9
                  GS Mortgage Securities Corp., Depositor
             Mortgage Pass-Through Certificates, Series 2002-9

Overview of the Offered Certificates

--------------- ----------------- ----------------- --------- --------- ------------ ------------- --------------
                  Approximate                       Expected  Initial    Estimated    Principal     Moody's/S&P
                   Principal                        Credit    Pass-ThrougAvg. Life     Payment       Expected
 Certificates       Balance       Collateral Group  Support   Rate (2)   (yrs) (3)    Window (4)      Ratings
--------------- ----------------- ----------------- --------- --------- ------------ ------------- --------------
A1-A               $ 283,346,000      Group I        2.50%      [ ]%       1.00        10/02 -        Aaa/AAA
                                                                                        01/05
                                                                [ ]%                   01/05 -
A1-B               $ 150,571,000      Group I        2.50%                 3.55         10/06         Aaa/AAA
                                                                [ ]%                   10/02 -
A2-A               $ 157,180,000      Group II       2.50%                 0.40         07/03         Aaa/AAA
                                                                [ ]%                   07/03 -
A2-B               $ 228,344,000      Group II       2.50%                 1.50         01/05         Aaa/AAA
                                                                [ ]%                   01/05 -
A2-C               $  38,165,000      Group II       2.50%                 2.50         05/05         Aaa/AAA
                                                                [ ]%                   05/05 -
A2-D                $333,705,000      Group II       2.50%                 4.12         04/07         Aaa/AAA
X1              $433,917,000 (1)      Group I         N/A       [ ]%        N/A          N/A          Aaa/AAA
X2              $757,394,000 (1)      Group II        N/A       [ ]%        N/A          N/A          Aaa/AAA
                                                                [ ]%                   10/02 -
B1                 $  15,273,000    Group I & II     1.25%                 4.64         06/09          AA(5)
                                                                [ ]%                   10/02 -
B2                  $  5,498,000    Group I & II     0.80%                 4.64         06/09          A(5)
                                                                [ ]%                   10/02 -
B3                  $  4,277,000    Group I & II     0.45%                 4.64         06/09         BBB(5)
   Total         $ 1,216,359,000
--------------- ----------------- ----------------- --------- --------- ------------ ------------- --------------


(1)      Notional Amount.
(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.
(3)      Assuming payment based on a pricing speed of 35% CPR to the Bond
         Reset Date for the Class A1 Certificates, a pricing speed of 25%
         CPR to the Bond Reset Date for the Class A2 Certificates and a 10% Cleanup Call on the Subordinate Certificates.
(4)      The Stated Final Maturity for the Certificates is October 2032.
(5)      The Subordinate Certificates are being rated by Standard & Poor's only.

Selected Mortgage Pool Data

-------------------------------------------------- ------------- --------------- --------------
                                                     Group I        Group II         Total
-------------------------------------------------- ------------- --------------- --------------
Scheduled Principal Balance:                       $445,043,521    $776,815,067  $1,221,858,588
Number of Mortgage Loans:                                   864           1,601          2,465
Average Scheduled Principal Balance:                   $515,097        $485,206       $496,683
Weighted Average Gross Coupon:                            6.42%           5.72%          5.98%
Weighted Average Net Coupon:                              6.08%           5.35%          5.62%
Weighted Average Stated Remaining Term:                     355             358            357
Weighted Average Seasoning:                                   5               2              3
Weighted Average Months to Roll:                             55              58             57
Weighted Average Amortized Current LTV Ratio:             63.8%           63.5%          63.6%
Weighted Average Gross Margin:                            2.25%           2.25%          2.25%
Weighted Average Net Margin:                              1.91%           1.88%          1.89%
Weighted Average Initial Rate Cap:                        5.00%           5.00%          5.00%
-------------------------------------------------- ------------- --------------- --------------

Features of the Transaction

o Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the "Mortgage Loans") originated or purchased by Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and Bank of America, N.A. ("Bank of America").

o The Mortgage Loans will be serviced by Wells Fargo (82.6%) and Bank of America (17.4%).

o Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A Certificates is 2.50% in the form of subordination.

o    There are no Mortgage Loans that are delinquent as of the Cut-Off
     Date.

o The Deal will be modeled on Intex as "GSR02009" and on Bloomberg as "GSR 02-9".

o The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

Time Table
----------

Expected Settlement:                On or before September 27th, 2002

Cut-off Date:                       September 1st, 2002

Pricing Date:                       On or before September 12th, 2002

First Distribution Date:            October 25th, 2002


Key Terms
----------

Depositor:                          GS Mortgage Securities Corp.

Servicers:                          Wells Fargo and Bank of America

Trustee:                            JPMorgan Chase Bank

Custodian:                          JPMorgan Chase Bank

Servicing Fee:                      37.5 bps for Mortgage Loans serviced by
                                    Wells Fargo and 25 bps for Mortgage
                                    Loans serviced by Bank of America
                                    Trustee Fee: 0.75 bps

Distribution Date:                  25th day of the month or the following
                                    Business Day

Record Date:                        For any Distribution Date, the last day
                                    of the preceding calendar month, except
                                    for the Class A1-A, Class A2-A and
                                    Class A2-B Certificates, for which the
                                    Record Date is the day preceding the
                                    Distribution Date

Delay Days: 24 day delay on all Certificates except for the Class A1-A, Class A2-A and Class A2-B Certificates for which interest will accrue from the prior Distribution Date (or, the Closing Date, in the case of the first interest accrual period) through the day preceding such Distribution Date

Prepayment Assumption:              35% CPR for the Group I Mortgage Loans
                                    and 25% CPR for the Group II Mortgage
                                    Loans

Interest Accrual: On a 30/360 basis, the prior calendar month preceding the month of each Distribution Date, except for the Class A1-A Class, Class A2-A and Class A2-B, which accrues from the 25th of the month preceding the Distribution Date (or, the Closing Date, in the case of the first interest accrual period) to, but not including, the 25th of the month of such Distribution Date

Servicer Advancing:                 Yes as to principal and interest,
                                    subject to recoverability

Compensating Interest:              Yes, to the extent of the aggregate
                                    monthly servicing fee

Optional Call:                      The Certificates will have a 10%
                                    optional termination provision

Rating Agencies:                    Moody's Investors Service, Inc.;
                                    Standard & Poor's Ratings Group

Minimum Denomination:               Class A Certificates - $25,000
                                    Class B1, Class B2 and Class B3
                                    Certificates - $250,000 Class X1 and
                                    Class X2 - $5,000,000

Legal Investment:                   All of the offered Certificates, other
                                    than the Class B2 and Class B3 are
                                    expected to be SMMEA eligible at
                                    settlement

ERISA Eligible:                     Underwriter's exemption is expected to
                                    apply to all Offered Certificates.
                                    However, prospective purchasers should
                                    consult their own counsel

Tax Treatment:                      All Certificates represent REMIC
                                    regular interests




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

Structure of the Certificates

o Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1-A, Class A1-B, Class A2-A, Class A2-B, Class A2-C and Class A2-D Certificates (collectively, the "Class A Certificates"), and the Class X1 and Class X2 Certificates (collectively, the "Class X Certificates", and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates and thereby increase the Class A Certificates' credit support percentage. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If within the first 36 months, the credit support to the Class A Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds subject to certain loss and delinquency criteria. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

o If the Certificate Balance of the Class A Certificates attributable to one Group exceeds the aggregate principal balance of the Mortgage Loans in such Group, then future payments otherwise allocable to the Subordinate Certificates will be crossed over or used to repay the affected Class A Certificates, and the Subordinate Component Balance for such Group will be less than zero.


Priority of Payments


         Beginning in October 2002, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or to the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

     (a) unless a Credit Support Depletion Date shall have occurred, the Group I available distribution amount will be distributed:

          (i) first, pro rata to the Class A1-A, Class A1-B and Class X1 Certificates, Accrued Certificate Interest thereon;

          (ii) second, sequentially to the Class A1-A and Class A1-B Certificates, as principal, the Group I senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

     (b) unless a Credit Support Depletion Date shall have occurred, the Group II available distribution amount will be distributed:

          (i) first, pro rata to the Class A2-A, Class A2-B, Class A2-C, Class A2-D and Class X2 Certificates, Accrued Certificate Interest thereon;

          (ii) second, as principal to the Residual Certificates pro rata in proportion to their outstanding certificate balances until such certificate balances have been reduced to zero; and

          (iii) third, sequentially to the Class A2-A, Class A2-B, Class A2-C and Class A2-D Certificates, as principal, the Group II senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

     (c) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan Groups remaining after making the distributions described above in paragraphs (a) and
          (b) will be distributed in the following order of priority:

          (i) to the Class B1 Certificates, Accrued Certificate Interest thereon;

          (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;

          (iii) to the Class B2 Certificates, Accrued Certificate Interest thereon;

          (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

          (v) to the Class B3 Certificates, Accrued Certificate Interest thereon;

          (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

          (vii) to the Class B4, Class B5 and Class B6 Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

          (viii) to each class of the certificates in order of seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (c)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

          (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full to the Residual Certificates pro rata.

         If a Credit Support Depletion Date should occur, on such Distribution Date and thereafter, distributions of principal on the Class A1-A and Class A1-B Certificates and Class A2-A, Class A2-B, Class A2-C and Class A2-D Certificates will be made to such classes pro rata for their respective Group based on their Certificate balances rather than sequentially as described above. A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of the principal and interest certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002


Coupons of the Certificates

 --------------------------- ---------------------------- -------------------------- ---------------------------------
           Class                   Bond Reset Date             Initial Coupon          Coupon After Adjustment Date
                                                                (approximate)
 --------------------------- ---------------------------- -------------------------- ---------------------------------
            A1-A                    October 2006                    [ ]%              The Minimum of the (1) Net WAC
                                                                                     and (2) 12-Month LIBOR plus 125
                                                                                                   bps
 --------------------------- ---------------------------- -------------------------- ---------------------------------
            A1-B                    October 2006                    [ ]%              The Minimum of the (1) Net WAC
                                                                                     and (2) 12-Month LIBOR plus 125
                                                                                                   bps
 --------------------------- ---------------------------- -------------------------- ---------------------------------
            A2-A                     April 2007                     [ ]%              The Minimum of the (1) Net WAC
                                                                                     and (2) 12-Month LIBOR plus 125
                                                                                                   bps
 --------------------------- ---------------------------- -------------------------- ---------------------------------
            A2-B                     April 2007                     [ ]%              The Minimum of the (1) Net WAC
                                                                                     and (2) 12-Month LIBOR plus 125
                                                                                                   bps
 --------------------------- ---------------------------- -------------------------- ---------------------------------
            A2-C                     April 2007                     [ ]%              The Minimum of the (1) Net WAC
                                                                                     and (2) 12-Month LIBOR plus 125
                                                                                                   bps
 --------------------------- ---------------------------- -------------------------- ---------------------------------
            A2-D                     April 2007                     [ ]%              The Minimum of the (1) Net WAC
                                                                                     and (2) 12-Month LIBOR plus 125
                                                                                                   bps
 --------------------------- ---------------------------- -------------------------- ---------------------------------
             X1                          N/A               Group I Excess Interest       Group I Excess Interest
 --------------------------- ---------------------------- -------------------------- ---------------------------------
             X2                          N/A              Group II Excess Interest       Group II Excess Interest
 --------------------------- ---------------------------- -------------------------- ---------------------------------

(1) The initial Class B1 Certificate Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class B1 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates less the Class B1 Interest Rate Strip.

(2) The initial Class B2 Certificate Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class B2 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates less the Class B2 Interest Rate Strip.

(3) The initial Class B3 Certificate Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class B3 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates less the Class B3 Interest Rate Strip.

For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

(4) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A1-A and Class A1-B Certificates (the "Class X1 Notional Amount"). The initial Class X1 Certificate notional amount will be approximately $433,917,000. On each Distribution Date, the Class X1 Certificates will be entitled to receive an amount equal to
     (x) the sum of (i) the Group 1 Weighted Average Net Rate over the Class A1-A Certificate Rate and (ii) the Group 1 Weighted Average Net Rate over the Class A1-B Certificate Rate in each case, multiplied by
     (y) one-twelfth and by (z) the Certificate Balance of the Class A1-A and Class A1-B Certificates, respectively. The holders of the Class X1 Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to [ ]% multiplied by the certificate balance of the Class B1 Certificates, (ii) in the case of the Class B2 Certificates, a fixed per annum percentage equal to [ ]% multiplied by the certificate balance of the Class B2 Certificates and (iii) in the case of the Class B3 Certificates, a fixed per annum percentage equal to [ ]% multiplied by the certificate balance of the Class B3 Certificates.

(5) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A2 Certificates. The initial Class X2 Certificate notional amount will be approximately $757,394,000, and for any distribution date will equal the aggregate certificate balance of the Class A2 Certificates immediately preceding that distribution date. On each distribution date the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group II weighted average net rate over (ii) the Pass-Through Rate of the Class A2 Certificates.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

     Selected Mortgage Loan Data:




                    The Mortgage Loans (All Collateral)


Scheduled Principal Balance:                                  $1,221,858,588
Number of Mortgage Loans:                                              2,465
Scheduled Principal Balance of the Largest Mortgage Loan:         $2,225,000
Average Scheduled Principal Balance:                                $496,683
Weighted Average Gross Coupon:                                         5.98%
Weighted Average Net Coupon:                                           5.62%
Weighted Average Stated Remaining Term:                                  357
Weighted Average Seasoning:                                                3
Weighted Average Months to Roll:                                          57
Weighted Average Amortized Current LTV Ratio:                          63.6%
Weighted Average Gross Margin:                                         2.25%
Weighted Average Net Margin:                                           1.89%
Weighted Average Initial Rate Cap:                                     5.00%
Weighted Average Periodic Rate Cap:                                    2.00%
Weighted Average Lifetime Rate Cap:                                    5.00%
Weighted Average FICO Score:                                             737
Originator:
     Wells Fargo:                                                     84.56%
     Bank of America:                                                 17.43%

                        Scheduled Principal Balance

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                       Loans (#)               Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Below $250,000                                        20            $       3,699,020                 0.3%
$250,001 - $350,000                                  385                  127,141,066                10.4
$350,001 - $450,000                                  873                  347,677,581                28.5
$450,001 - $550,000                                  553                  273,379,803                22.4
$550,001 - $650,000                                  345                  209,349,002                17.1
$650,001 - $750,000                                   82                   58,547,424                 4.8
$750,001 - $1,000,000                                181                  165,847,469                13.6
$1,000,001 - $1,250,000                               12                   13,823,832                 1.1
$1,250,001 - $1,500,000                                7                    9,817,774                 0.8
$1,500,001 - $1,750,000                                4                    6,510,616                 0.5
$1,750,001 - $2,000,000                                2                    3,840,000                 0.3
$ 2,000,001 - $2,250,000                               1                    2,225,000                 0.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465               $1,221,858,588               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                               Gross Coupons

                                              No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon                                     Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Below 5.00%                                           48             $     22,048,353                 1.8%
5.00% - 5.49%                                        157                   76,511,488                 6.3
5.50% - 5.99%                                      1,049                  506,972,073                41.5
6.00% - 6.49%                                        958                  476,950,796                39.0
6.50% - 6.99%                                        172                   90,778,291                 7.4
7.00% - 7.49%                                         68                   41,814,134                 3.4
7.50% - 7.99%                                         13                    6,783,452                 0.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465               $1,221,858,588               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                   Amortized Current Loan-to-Value Ratios

                                              No. of Mortgage           Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio            Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Below 40.00%                                         180               $   100,704,457                8.2%
40.00% -
49.99%                                               241                   124,026,443               10.2
50.00% -
59.99%                                               407                   205,540,618               16.8
60.00% -
69.99%                                               752                   378,880,610               31.0
70.00% -
79.99%                                               760                   355,985,970               29.1
80.00% -
84.99%                                                70                    34,206,998                2.8
85.00% - 89.99%                                       35                    14,356,527                1.2
90.00% - 100.00%                                      19                     7,156,965                0.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465                $1,221,858,588              100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                         Primary Mortgage Insurance

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")               Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Amortized CLTV < 80%                               2,403                $1,196,910,164               98.0%
Amortized CLTV > 80% With PMI                         62                    24,948,424                2.0
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465                $1,221,858,588              100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                    Stated Remaining Months to Maturity

Stated Remaining                              No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                                 Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
337 - 348 Months                                      90              $     51,938,525                4.3%
349 - 360 Months                                   2,375                 1,169,920,063               95.7
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465                $1,221,858,588              100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                                  Indices

                                             No. of Mortgage           Total Dollar          Scheduled Principal
Index                                           Loans (#)               Amount ($)               Balance (%)
12-Month LIBOR                                   2,465                $1,221,858,588               100.0%
----------------------------------------- ----------------------- ------------------------ -------------------------
Total                                            2,465                $1,221,858,588               100.0%
========================================= ======================= ======================== =========================

Column totals may not add to 100.0% due to rounding.


                               Months to Roll

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                   Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
37 - 42 Months                                         5            $       2,053,891                 0.2%
43 - 48 Months                                        85                   49,884,634                 4.1
49 - 54 Months                                       209                  128,215,893                10.5
55 - 60 Months                                     2,166                1,041,704,170                85.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465               $1,221,858,588               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                Gross Margin


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Gross Margin                                     Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
2.0000%                                               20             $     10,075,638                 0.8%
2.2500%                                            2,441                1,209,846,753                99.0
2.7500%                                                4                    1,936,197                 0.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465               $1,221,858,588               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                              Initial Rate Cap


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Initial Rate Cap                                 Loans (#)                Amount ($)              Balance (%)
5.0000%                                            2,465               $1,221,858,588               100.0%
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465               $1,221,858,588               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                                FICO Scores

                                              No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                       Loans (#)                Amount ($)              Balance (%)
Unavailable                                           19              $      11,880,886               1.0%
--------------------------------------------------------------------------------------------------------------------
575 - 619                                             43                     21,773,646               2.0
620 - 639                                             47                     25,598,573               2.1
640 - 659                                             84                     40,722,126               3.3
660 - 679                                            158                     80,667,386               6.6
680 - 699                                            193                     94,840,858               7.8
700 - 719                                            233                    116,151,531               9.5
720 - 739                                            336                    165,180,549              13.5
740 - 759                                            398                    202,416,697              16.6
760 +                                                956                    463,607,521              37.9
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465                 $1,221,858,588             100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                               Property State

                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property State                                      (#)                   Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
California                                         1,812                $   900,394,978              73.7%
Florida                                               72                     33,895,681               2.8
Texas                                                 60                     32,730,108               2.7
Colorado                                              55                     26,151,608               2.1
North Carolina                                        48                     24,960,561               2.0
All Other States(1)                                  414                     21,104,801              16.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465                 $1,221,858,588             100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 2.0% of the aggregate principal balance


                               Property Type

                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property Type                                       (#)                   Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Single Family                                      2,166                 $1,073,466,260              87.9%
PUD                                                  138                     76,732,254               6.3
Condominium                                          146                     64,506,333               5.3
2 - 4 Family                                           8                      3,835,220               0.3
Co-op                                                  7                      3,318,521               0.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465                 $1,221,858,588             100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                                Loan Purpose

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                     Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------

Rate Term Refi                                     1,505              $   750,352,372                61.4%
Purchase                                             702                  343,831,951                28.1
Cash Out Refi                                        258                  127,674,265                10.4
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465               $1,221,858,588               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                 Occupancy

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                        Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Primary                                            2,425               $1,200,276,783                98.2%
Second Home                                           40                   21,581,805                 1.8
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465               $1,221,858,588               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                    Age

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Age                                              Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
  0 -   6 Months                                   2,212               $1,072,054,736                87.7%
  7 - 12 Months                                      181                  108,693,893                 8.9
13 - 18 Months                                        72                   41,109,959                 3.4
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465               $1,221,858,588               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                              Document Status

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                  Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Standard                                           1,369              $   690,138,975                56.5%
Assets Only                                          411                  201,189,103                16.5
Income Only                                          349                  167,944,888                13.7
Alternative                                          162                   88,696,881                 7.3
Unavailable                                          171                   71,634,248                 5.9
Streamline                                             3                    2,254,493                 0.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465               $1,221,858,588               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                             Property Zip Codes

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                               Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
94539                                                 82              $    38,783,927                 3.2%
95014                                                 67                   33,436,433                 2.7
95070                                                 39                   21,342,430                 1.7
95120                                                 38                   19,184,826                 1.6
94583                                                 41                   17,671,231                 1.4
94087                                                 39                   17,318,482                 1.4
95129                                                 40                   17,241,127                 1.4
94024                                                 23                   15,740,209                 1.3
94086                                                 29                   13,452,422                 1.1
94022                                                 16                   11,855,044                 1.0
All Others                                         2,051                1,015,832,457                83.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              2,465               $1,221,858,588               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                     Remaining Prepayment Penalty Term

                                                                     Scheduled        Weighted      Weighted Average
Remaining Prepayment        No. of Mortgage     Total Dollar         Principal         Average       Months to Roll
Penalty Term                   Loans (#)          Amount ($)        Balance (%)        Coupon
--------------------------------------------------------------------------------------------------------------------
No Penalty                        2,114          $1,008,653,333         82.6%            5.88%              58
Expired                               1                 333,123          0.0             7.25               43
13 - 24 Months                       71              40,776,835          3.3             7.25               45
25 - 30 Months                      181             108,693,893          8.9             6.23               51
31 - 36 Months                       98              63,401,404          5.2             6.22               55
-------------------------- ------------------ ------------------- ----------------- -------------- -------------------
Total                             2,465          $1,221,858,588        100.0%            5.98%              57
========================== ================== =================== ================= ============== ===================

Column totals may not add to 100.0% due to rounding.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                        The Mortgage Loans (Group I)

Scheduled Principal Balance:                                    $445,043,521
Number of Mortgage Loans:                                                864
Scheduled Principal Balance of the Largest Mortgage Loan:         $2,000,000
Average Scheduled Principal Balance:                                $505,097
Weighted Average Gross Coupon:                                         6.42%
Weighted Average Net Coupon:                                           6.08%
Weighted Average Stated Remaining Term:                                  355
Weighted Average Seasoning:                                                5
Weighted Average Months to Roll:                                          55
Weighted Average Amortized Current LTV Ratio:                          63.8%
Weighted Average Gross Margin:                                         2.25%
Weighted Average Net Margin:                                           1.91%
Weighted Average Initial Rate Cap:                                     5.00%
Weighted Average Periodic Rate Cap:                                    2.00%
Weighted Average Lifetime Rate Cap:                                    5.00%
Weighted Average FICO Score:                                             731
Originator:
     Wells Fargo:                                                     65.67%
     Bank of America                                                  34.34%

                        Scheduled Principal Balance


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                       Loans (#)               Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Below $250,000                                         9               $    1,652,108                 0.4%
$250,001 - $350,000                                  134                   43,949,408                 9.9
$350,001 - $450,000                                  300                  118,813,472                26.7
$450,001 - $550,000                                  178                   87,490,520                19.7
$550,001 - $650,000                                  104                   63,204,389                14.2
$650,001 - $750,000                                   37                   26,500,298                 6.0
$750,001 - $1,000,000                                 85                   78,816,652                17.7
$1,000,001 - $1,250,000                                5                    5,973,400                 1.3
$1,250,001 - $1,500,000                                7                    9,817,774                 2.2
$1,500,001 - $1,750,000                                3                    4,985,500                 1.1
$1,750,001 - $2,000,000                                2                    3,840,000                 0.9
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                               Gross Coupons

                                              No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon                                     Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
6.00% - 6.49%                                        611                 $305,667,644                68.7%
6.50% - 6.99%                                        172                   90,778,291                20.4
7.00% - 7.49%                                         68                   41,814,134                 9.4
7.50% - 7.99%                                         13                    6,783,452                 1.5
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                   Amortized Current Loan-to-Value Ratios

                                                No. of Mortgage         Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)              Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Below 40.00%                                          75                $  44,058,784                 9.9%
40.00% - 49.99%                                       74                   40,006,556                 9.0
50.00% - 59.99%                                      128                   68,959,594                15.5
60.00% - 69.99%                                      224                  120,940,725                27.2
70.00% - 79.99%                                      291                  137,765,193                31.0
80.00% - 84.99%                                       51                   24,922,980                 5.6
85.00% - 89.99%                                       12                    4,965,507                 1.1
90.00% - 100.00%                                       9                    3,424,182                 0.8
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
============================================= ===================== ======================= ========================

Column totals may not add to 100.0% due to rounding.


                         Primary Mortgage Insurance

                                                No. of Mortgage         Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)              Amount ($)              Balance (%)
Amortized CLTV <
--------------------------------------------------------------------------------------------------------------------
80%                                                  838                 $434,666,200                97.7%
Amortized CLTV > 80%, With
PMI                                                   26                   10,377,321                 2.3
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
============================================= ===================== ======================= ========================

Column totals may not add to 100.0% due to rounding.


                    Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage         Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)              Amount ($)              Balance (%)
337 - 348 Months                                      89                $  51,438,525                11.6%
349 - 360 Months                                     775                  393,604,996                88.4
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
============================================= ===================== ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                  Indices

                                               No. of Mortgage         Total Dollar          Scheduled Principal
Index                                             Loans (#)             Amount ($)               Balance (%)
--------------------------------------------------------------------------------------------------------------------
12-Month LIBOR                                     864                 $445,043,521                100.0%
-------------------------------------------- -------------------- ------------------------ -------------------------
Total                                              864                 $445,043,521                100.0%
============================================ ==================== ======================== =========================
Column totals may not add to 100.0% due to rounding.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                               Months to Roll

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                   Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
37 - 42 Months                                         5               $    2,053,891                 0.5%
43 - 48 Months                                        84                   49,384,634                11.1
49 - 54 Months                                       129                   79,530,743                17.9
55 - 60 Months                                       646                  314,074,254                70.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                Gross Margin

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Gross Margin                                     Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
2.0000%                                                6               $    2,592,138                 0.6%
2.2500%                                              856                  441,304,674                99.2
2.7500%                                                2                    1,146,709                 0.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                              Initial Rate Cap

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Initial Rate Cap                                 Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
5.0000%                                              864                 $445,043,521               100.0%
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                FICO Scores

                                              No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                       Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Unavailable                                            3               $    2,663,342                 0.6%
575 - 619                                             23                   11,313,442                 2.5
620 - 639                                             16                    9,657,500                 2.2
640 - 659                                             39                   18,411,406                 4.1
660 - 679                                             70                   36,197,350                 8.1
680 - 699                                             73                   36,890,291                 8.3
700 - 719                                             91                   46,445,216                10.4
720 - 739                                            116                   59,708,900                13.4
740 - 759                                            137                   76,786,459                17.3
760 +                                                297                  147,553,615                33.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                               Property State

                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property State                                      (#)                   Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
California                                           651                 $332,026,575                74.6%
Florida                                               28                   17,348,052                 3.9
Massachusetts                                         29                   13,653,803                 3.1
Maryland                                              17                   11,190,596                 2.5
Texas                                                 17                    8,875,211                 2.0
All other states                                     122                   61,949,284                13.8
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 2.0% of the aggregate principal balance.


                               Property Type

                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property Type                                       (#)                   Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Single Family                                        716                 $369,757,437                83.0%
PUD                                                   80                   45,493,936                10.0
Condominium                                           59                   26,039,418                 5.9
2 - 4 Family                                           5                    2,352,760                 0.5
Co-op                                                  4                    1,399,970                 0.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                Loan Purpose

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                     Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Rate Term Refi                                       493                 $260,092,856                58.4%
Purchase                                             246                  122,808,568                27.6
Cash Out Refi                                        125                   62,142,097                14.0
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                 Occupancy

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                        Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Primary                                              840                 $430,586,196                96.8%
Second Home                                           24                   14,457,325                 3.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                                    Age

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Age                                              Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
  0 -   6 Months                                     682                 $336,606,691                75.6%
  7 - 12 Months                                      110                   67,326,871                15.1
13 - 18 Months                                        72                   41,109,959                 9.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                              Document Status

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                  Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Standard                                             514                 $271,389,432                61.0%
Assets Only                                          142                   67,279,001                15.1
Alternative                                          108                   57,882,950                13.0
Income Only                                           93                   44,694,473                10.0
Streamline                                             3                    2,254,493                 0.5
Unavailable                                            4                    1,543,173                 0.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                             Property Zip Codes

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                               Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
95014                                                 16               $    8,095,514                 1.8%
94583                                                 13                    5,534,515                 1.2
90266                                                  7                    5,419,900                 1.2
94062                                                  7                    5,103,089                 1.1
94539                                                 10                    4,897,324                 1.1
94025                                                  9                    4,811,934                 1.1
94087                                                 11                    4,744,127                 1.1
95070                                                  9                    4,545,226                 1.0
94024                                                  6                    4,503,794                 1.0
94022                                                  6                    4,298,638                 1.0
All Other                                            770                  393,089,459                88.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                864                 $445,043,521               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                     Remaining Prepayment Penalty Term

                                                                     Scheduled        Weighted      Weighted Average
Remaining Prepayment        No. of Mortgage     Total Dollar         Principal         Average       Months to Roll
Penalty Term                   Loans (#)          Amount ($)        Balance (%)        Coupon
--------------------------------------------------------------------------------------------------------------------
No Penalty                        613              $292,229,532         65.7%              6.30%           58
Expired                             1                   333,124          0.1               7.25            43
13 - 24 Months                     71                40,776,835          9.2               7.25            45
25 - 30 Months                    110                67,326,871         15.1               6.45            51
31 - 36 Months                     69                44,377,159         10.0               6.41            55
-------------------------- ------------------ ------------------- ----------------- -------------- -------------------
Total                             864              $445,043,521        100.0%              6.42%           55
========================== ================== =================== ================= ============== ===================

Column totals may not add to 100.0% due to rounding.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002


                       The Mortgage Loans (Group II)

Scheduled Principal Balance:                                    $776,815,067
Number of Mortgage Loans:                                              1,601
Scheduled Principal Balance of the Largest Mortgage Loan:         $2,225,000
Average Scheduled Principal Balance:                                $485,206
Weighted Average Gross Coupon:                                         5.72%
Weighted Average Net Coupon:                                           5.35%
Weighted Average Stated Remaining Term:                                  358
Weighted Average Seasoning:                                                2
Weighted Average Months to Roll:                                          58
Weighted Average Amortized Current LTV Ratio:                          63.5%
Weighted Average Gross Margin:                                         2.25%
Weighted Average Net Margin:                                           1.88%
Weighted Average Initial Rate Cap:                                     5.00%
Weighted Average Periodic Rate Cap:                                    2.00%
Weighted Average Lifetime Rate Cap:                                    5.00%
Weighted Average FICO Score:                                             740
Originator:
     Wells Fargo:                                                     92.22%
     Bank of America                                                   7.77%


                        Scheduled Principal Balance


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                       Loans (#)               Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Below $250,000                                        11               $    2,046,912                 0.3%
$250,001 - $350,000                                  251                   83,191,658                10.7
$350,001 - $450,000                                  573                  228,864,109                29.5
$450,001 - $550,000                                  375                  185,889,283                23.9
$550,001 - $650,000                                  241                  146,144,614                18.8
$650,001 - $750,000                                   45                   32,047,126                 4.1
$750,001 - $1,000,000                                 96                   87,030,817                11.2
$1,000,001 - $1,250,000                                7                    7,850,432                 1.0
$1,500,001 - $1,750,000                                1                    1,525,116                 0.2
$ 2,000,001 - $2,250,000                               1                    2,225,000                 0.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,601                 $776,815,067               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                               Gross Coupons

                                              No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon                                     Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Below 5%                                              48                $  22,048,353                 2.8%
5.00% - 5.49%                                        157                   76,511,488                 9.8
5.50% - 5.99%                                      1,049                  506,972,073                65.3
6.00% - 6.49%                                        347                  171,283,152                22.0
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,601                 $776,815,067               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                   Amortized Current Loan-to-Value Ratios

                                                No. of Mortgage         Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)              Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Below 40.00%                                         105                $  56,645,672                 7.3%
40.00% - 49.99%                                      167                   84,019,888                10.8
50.00% - 59.99%                                      279                  136,581,025                17.6
60.00% - 69.99%                                      528                  257,939,884                33.2
70.00% - 79.99%                                      469                  218,220,777                28.1
80.00% - 84.99%                                       19                    9,284,018                 1.2
85.00% - 89.99%                                       23                    9,391,020                 1.2
90.00% - 100.00%                                      10                    3,732,783                 0.5
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                              1,601                 $776,815,067               100.0%
============================================= ===================== ======================= ========================

Column totals may not add to 100.0% due to rounding.


                         Primary Mortgage Insurance


                                                No. of Mortgage         Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)              Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Amortized CLTV < 80%                                  1,565               $762,243,964               98.1%
Amortized CLTV > 80%, With PMI                           36                 14,571,103                1.9
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                                 1,601               $776,815,067              100.0%
============================================= ===================== ======================= ========================

Column totals may not add to 100.0% due to rounding.


                    Stated Remaining Months to Maturity

Stated Remaining                                No. of Mortgage         Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)              Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
337 - 348 Months                                          1            $       500,000                0.1%
349 - 360 Months                                      1,600                776,315,067               99.9
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                                 1,601               $776,815,067              100.0%
============================================= ===================== ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                  Indices

                                               No. of Mortgage        Total Dollar         Scheduled Principal
Index                                             Loans (#)             Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
12-Month LIBOR                                      1,601                $776,815,067             100.0%
--------------------------------------------- ------------------- ----------------------- ------------------------
Total                                               1,601                $776,815,067             100.0%
============================================= =================== ======================= ========================

Column totals may not add to 100.0% due to rounding.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                               Months to Roll

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                   Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
43 - 48 Months                                         1              $       500,000                 0.1%
49 - 54 Months                                        80                   48,685,150                 6.3
55 - 60 Months                                     1,520                  727,629,917                93.7
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,601                 $776,815,067               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due
to rounding


                                Gross Margin

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Gross Margin                                     Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
2.0000%                                               14               $    7,483,500                 1.0%
2.2500%                                            1,585                  768,542,080                98.9
2.7500%                                                2                      789,487                 0.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,601                 $776,815,067               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                              Initial Rate Cap

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Initial Rate Cap                                 Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
5.0000%                                            1,601                 $776,815,067               100.0%
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,601                 $776,815,067               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                                                         September 9, 2002

                                FICO Scores

                                              No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                       Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Unavailable                                           16               $    9,217,543                 1.2%
575 - 619                                                   20               10,460,205                     1.3
620 - 639                                             31                   15,941,073                       2.1
640 - 659                                             44                   21,913,533                 2.8
660 - 679                                             88                   44,470,037                 5.7
680 - 699                                            120                   57,950,567                 7.5
700 - 719                                            142                   69,706,315                 9.0
720 - 739                                            220                  105,471,650                13.6
740 - 759                                            261                  125,630,238                16.2
760 +                                                659                  316,053,907                40.7
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,601                 $776,815,067               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                               Property State

                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property State                                      (#)                   Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
California                                         1,161                 $568,368,403                73.2%
Illinois                                              37                   20,315,809                 2.6
Massachusetts                                         43                   20,241,878                 2.6
Texas                                                 38                   17,276,396                 2.2
Connecticut                                           30                   15,963,286                 2.1
All Other States(1)                                  289                  133,439,556                17.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,601                 $776,815,067               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 2.0% of the aggregate principal balance.


                               Property Type


                                            No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property Type                                       (#)                   Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Single Family                                      1,450                 $703,708,823                90.6%
Condominium                                           87                   38,466,915                 5.0
PUD                                                   58                   31,238,318                 4.0
Co-op                                                  3                    1,918,551                 0.2
2 - 4 Family                                           3                    1,482,460                 0.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,601                 $776,815,067               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                                Loan Purpose

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                     Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Rate Term Refi                                     1,012                 $490,259,516                63.1%
Purchase                                             456                  221,023,383                28.5
Cash Out Refi                                        133                   65,532,168                 8.4
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,601                 $776,815,067               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                 Occupancy

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                        Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Primary                                            1,585                 $769,690,588                99.1%
Second Home                                           16                    7,124,479                 0.9
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,601                 $776,815,067               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                    Age

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Age                                              Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
0 -   6 Months                                     1,530                $ 735,448,046                94.7%
7 - 12 Months                                         71                   41,367,021                 5.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,601                 $776,815,067               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                              Document Status

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                  Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
Standard                                             855                 $418,749,543                53.9%
Assets Only                                          269                  133,910,102                17.2
Income Only                                          256                  123,250,415                15.9
Unavailable                                          167                   70,091,075                 9.0
Alternative                                           54                   30,813,931                 4.0
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,601                 $776,815,067               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         September 9, 2002

                             Property Zip Codes

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                               Loans (#)                Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------------------
94539                                                 72                $  33,886,604                 4.4%
95014                                                 51                   25,340,919                 3.3
95070                                                 30                   16,797,204                 2.2
95129                                                 37                   15,795,423                 2.0
95120                                                 30                   15,068,830                 1.9
94087                                                 28                   12,574,354                 1.6
94583                                                 28                   12,136,716                 1.6
94024                                                 17                   11,236,415                 1.4
94086                                                 21                    9,858,472                 1.3
95125                                                 18                    7,961,471                 1.0
All Others                                         1,269                  616,158,658                79.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,601                 $776,815,067               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                     Remaining Prepayment Penalty Term

                                                                     Scheduled        Weighted      Weighted Average
Remaining Prepayment        No. of Mortgage     Total Dollar         Principal         Average       Months to Roll
Penalty Term                   Loans (#)          Amount ($)        Balance (%)        Coupon
--------------------------------------------------------------------------------------------------------------------
No Penalty                      1,501           $716,423,801            92.2%              5.71%           59
25 - 30 Months                     71            $41,367,021             5.3               5.87            52
31 - 36 Months                     29            $19,024,245             2.4               5.79            56
-------------------------- ------------------ ------------------- ----------------- -------------- -------------------
Total                           1,601           $776,815,067           100.0%              5.72%           58
========================== ================== =================== ================= ============== ===================

Column totals may not add to 100.0% due to rounding.









This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.